UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015 (May 15, 2015)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On May 15, 2015 (the “Effective Date”), HedgePath Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Mayne Pharma Ventures Pty Ltd., an Australian company ACN 168 896 357 (“Mayne Pharma”), along with Nicholas J. Virca, the Company’s President and Chief Executive Officer (“Virca”), Frank O’Donnell, Jr., M.D., the Company’s Executive Chairman (“O’Donnell”) and Hedgepath, LLC, a Florida limited liability company and substantial stockholder of the Company which is controlled by Black Robe Capital LLC, of which O’Donnell is the manager (“HPLLC” and, together with the Company, Mayne Pharma, Virca and O’Donnell, the “Parties”), consummated a series of related transactions (collectively with the series of transactions that occurred among the Parties on June 24, 2014, the “Transactions”) in order to obtain equity financing for the Company from Mayne Pharma and to remedy certain breaches by the Company related to the transactions previously consummated by the Parties on June 24, 2014, including certain provisions of the Equity Holders Agreement, dated June 24, 2014, by and between the Parties (the “Equity Holders Agreement”) which governs certain rights and obligations of each of the Parties as they pertain to the Company’s securities and the present and future governance of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On the Effective Date, the Company and Mayne Pharma entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued (i) 33,333,333 shares (the “Shares” and each a “Share”) of common stock, par value $0.0001 per share (“Common Stock”), and (ii) a warrant to purchase 33,333,333 shares of Common Stock (the “Warrant” and, together with the Shares, the “Securities”) for an aggregate purchase price of $2,500,000, or $0.075 per Share. The transaction contemplated by the Purchase Agreement formally closed on May 18, 2015.

The Warrant is immediately exercisable, subject to certain restrictions in the A&R Equity Holders Agreement (defined below), at an exercise price of $0.075 per share and expires on May 15, 2020. As a result of the Purchase Agreement, Mayne Pharma owns approximately 49.5% of the outstanding Common Stock, or 51.1% of the Common Stock on a fully diluted basis assuming, among other things, the full exercise of the Warrant. Under the Purchase Agreement, Mayne Pharma has been granted one (1) demand and unlimited “piggyback” registration rights with respect to the Shares and the shares of Common Stock underlying the Warrant, which rights however only become exercisable upon termination or expiration of the Second A&R Supply Agreement (defined below).

The issuance of the Securities was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act because, among other things: (i) the issuance did not involve a public offering, (ii) Mayne Pharma is an accredited investor, (iii) Mayne Pharma took the securities for investment purposes and not resale and (iv) the Company took appropriate measures to restrict the transfer of the securities.

Equity Holders Agreement

On the Effective Date, as a condition of the Purchase Agreement, the Parties entered into an Amended and Restated Equity Holders Agreement (the “A&R Equity Holders Agreement”). The A&R Equity Holders Agreement amends and restates in its entirety the Equity Holders Agreement. Pursuant to the terms of the A&R Equity Holders Agreement:

•	Mayne Pharma and HPLLC each confirmed their prior agreement under the Equity Holders Agreement to not offer, pledge, sell, contract to sell, swap or enter into any other transfer arrangement with respect to any of their Company securities until June 24, 2015 (the “Lock-Up Period”) without the prior written consent of the other Parties, except for in limited circumstances as described in the A&R Equity Holders Agreement;

•	Mayne Pharma, HPLLC, Virca and O’Donnell each confirmed their prior agreement under the Equity Holders Agreement that, during the Lock-Up Period, none of them will own greater than 49.5% of the Common Stock on a fully-diluted basis, except that Mayne Pharma is permitted to own greater than 49.5% of the Common Stock on a fully-diluted basis, but only as a result of its ownership of the Shares and the Warrant issued pursuant to the Purchase Agreement, it being understood that Mayne Pharma will not exercise the Warrant until after the Lock-up Period;

•	Mayne Pharma agreed that while the A&R Equity Holders Agreement remains in effect, Mayne Pharma will not act in concert as part of a “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, a “Group”) with any other person or persons to own or control more than fifty percent (50%) of the outstanding Common Stock;

•	Mayne Pharma and its affiliates (the “Mayne Pharma Group”) and HPLLC and its affiliates (the “HPLLC Group”) will be afforded a right of first refusal to purchase a pro rata share of any new securities issued by the Company (except for certain exempt issuances as described in the A&R Equity Holders Agreement), such pro rata share to be determined based upon the number of shares of Common Stock held by Mayne Pharma Group or HPLLC Group, as applicable, on a fully diluted basis, as compared to the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to the offering of the new securities;

•	Mayne Pharma will continue to be afforded the right (as provided for in the Equity Holders Agreement) until June 24, 2016 to introduce accredited investors to the Company to participate in a private offering of the Company’s securities (with some exceptions as described in the A&R Equity Holders Agreement). In the event that the Company contemplates a private offering of its securities, such accredited investors introduced by Mayne Pharma have the right to participate in up to 50% of the private offering;

•	Virca confirmed his agreement (as provided for in the Equity Holders Agreement) to a restriction on transfers of his equity securities of the Company until the earlier of: (i) September 3, 2016, (ii) the receipt of written notice of acceptance for the filing of a new drug application (an “NDA”) by the Company for its current product candidate, SUBA™-Itraconazole (the “Product”), for the treatment of human patients with cancer via oral administration (the “Field”) by the relevant regulatory authority, or, (iii) to the extent provided in an applicable award agreement, upon his death or disability;

•	O’Donnell and the Company agree that O’Donnell is not entitled to receive any grant or award of any equity securities under the Company’s 2014 equity incentive plan (the “EIP”) or otherwise until the Performance Goal Date (as defined below);

•	For as long as either HPLLC or Mayne Pharma own more than forty percent (40%) of the Company’s outstanding Common Stock on a fully-diluted basis, without the approval of either or both of HPLLC and Mayne Pharma, as applicable, the Company shall not increase the number of shares authorized under the EIP, amend the EIP, adopt a new stock grant plan or issue, grant or award more than 5,000,000 shares of Common Stock under the EIP in the aggregate (in addition to previous EIP grants);

•	The Parties agree that all awards included in the initial issuance of securities from the EIP are subject to restriction on exercise until the earlier of: (i) September 3, 2016 and (ii) the receipt of written notice of acceptance for the filing of an NDA by the Company for the Product in the Field by the relevant regulatory authority, provided that any awards granted after the initial issuance of securities from the EIP in accordance with the A&R Equity Holders Agreement are not subject to this restriction (unless the Board otherwise provides);

•	Mayne Pharma shall continue to have the right to designate one director to the Company’s Board of Directors (the “Board”), currently Mr. Stefan J. Cross, and to designate a second director if the size of the Board is increased to seven directors until the earlier to occur of: (i) the date that the Second A&R Supply Agreement is terminated or expires, or (ii) the date on which the Mayne Pharma Group ceases to own ten percent (10%) or more of the issued and outstanding Common Stock (the “Voting Rights Termination Date”);

•	The Parties agree that, for as long as Mayne Pharma has the right to designate a director to the Board, all of the Parties will vote their shares in favor of appointing the Mayne Pharma candidate to the Board. In the event that Mayne Pharma is required to take action in its capacity as a stockholder to enforce its right to designate a director of the Board, the Company agrees to take all necessary actions to call a special meeting in accordance with the Second A&R Bylaws (defined below) for the election of such director;

•	The Parties agree not to increase or decrease the size of the Board except with the unanimous consent of the Board until the Voting Rights Termination Date;

•	Until the Voting Rights Termination Date, the Parties agree that any replacement or removal of Virca requires the unanimous approval of the Board and any replacement or removal of O’Donnell requires the approval of all of the members of the Board except for O’Donnell. Notwithstanding the foregoing, Virca and O’Donnell may be removed without unanimous approval of the Board upon the occurrence of the Majority Holder Condition (defined below), Failure Condition (defined below) or Material Breach Condition (defined below);

•	The Parties agree to use diligent good faith efforts to ensure that the Board continues to consist of a majority of “Independent Directors” (as defined in the A&R Equity Holders Agreement) until such time as (i) a single stockholder (not acting as part of a Group) of the Company owns greater than ninety percent (90%) of the Company’s Common Stock or (ii) only for so long as Mayne Pharma holds at least forty percent (40%) of the Company’s outstanding Common Stock, there is a material breach of any document relating to the Transactions other than by Mayne Pharma, excluding the occurrence of a the Failure Condition, and Mayne Pharma has not otherwise nominated, designated, elected or appointed a majority of the directors on the Board (the “Material Breach Condition”);

•	The Parties agree to vote for the Board in its current composition (unless mutually agreed upon by Mayne Pharma and HPLLC) until such time as (i) either Mayne Pharma or HPLLC, alone, and not in concert as part of a Group, own a majority of the shares of the Company’s outstanding Common Stock (the “Majority Holder Condition”), (ii) one hundred and fifty days after the Performance Goal (as defined below) is not satisfied (the “Failure Condition”) and (iii) upon the occurrence of a Material Breach Condition. Upon the occurrence of the Majority Holder Condition or Failure Condition, the majority holder or Mayne Pharma, respectively, may remove any current director and appoint a new director as long as the Board continues to consist of a majority of Independent Directors. Upon the occurrence of the Material Breach Condition, the requirement that the Board consist of a majority of Independent Directors will cease and Mayne Pharma will have the right to remove any current director and appoint a new director. Mayne Pharma may remove current directors and appoint new directors by written consent or by calling a meeting in accordance with the Second A&R Bylaws; and

•	Mayne Pharma shall continue (as under the Equity Holders Agreement) to be afforded a right of first refusal to purchase any shares of Common Stock being transferred or sold by the individual account of O’Donnell or Virca except for certain exempt transfers as described in the A&R Equity Holders Agreement.

In addition to the foregoing, pursuant to the A&R Equity Holders Agreement, the Parties agreed that the Company would seek to (i) close on one or more registered or unregistered equity, debt or equity-linked financings in which the Company receives aggregate net proceeds of at least $5,000,000 or (ii) enter into a license, development, commercialization or similar agreement relating to the Product, provided that the Company receives a net upfront payment of at least $5,000,000 in connection with such agreement and that such agreement will be subject to the approval of Mayne Pharma (collectively, the “Performance Goal”) on or before May 31, 2016 (the “Performance Goal Date”). Under the A&R Equity Holders Agreement, all previously required performance goals as set forth in the original Equity Holders Agreement have been removed and replaced solely with the Performance Goal.

If the Company does not meet the Performance Goal, in addition to the remedies described above, O’Donnell may be required by Mayne Pharma to resign from his position as Executive Chairman (in connection with his removal as a director), O’Donnell will forfeit all then unvested options, warrants, restricted stock units, or other right to acquire Common Stock (or securities convertible into Common Stock) and HPLLC may be required to forfeit certain shares of Common Stock it owns. Furthermore, Mayne Pharma will continue to have the right to purchase (i) by written notice to O’Donnell all Company securities owned by O’Donnell individually, including vested options, vested warrants, vested restricted stock units and the like, or otherwise transferred by him, as the case may be, at the fair market value (as such term is described in the A&R Equity Holders Agreement) as of the date of such resignation or termination and (ii) any shares required to be forfeited by HPLLC at the price described in the A&R Equity Holders Agreement.

The A&R Equity Holders Agreement terminates (i) if the Company receives an adjudication of bankruptcy, the Company executes an assignment for the benefit of creditors, a receiver is appointed for the Company or the Company is voluntarily or involuntarily dissolved or (ii) if the Company, HPLLC and Mayne Pharma expressly agree in writing. Additionally, certain limited provisions of the A&R Equity Holders Agreement terminate at such time as the Mayne Pharma Group or the HPLLC Group, as the case may be, collectively owns less than ten percent (10%) of the Common Stock on a fully diluted basis.

In connection with their entry into the A&R Equity Holders Agreement, the Parties agreed to waive, among other things, certain specified prior breaches by the Company of its obligations under the original Equity Holders Agreement.

Second Amended and Restated Supply and License Agreement

On the Effective Date, the Company entered into the Second Amended and Restated Supply and License Agreement (the “Second A&R Supply Agreement”) with Mayne Pharma, which amended and replaces a similar agreement entered into between the Company and Mayne Pharma under which Mayne Pharma has agreed to (i) license the rights to the Product in the Field in the United States to the Company and (ii) provide clinical and commercial supply of the Product. The Second A&R Supply Agreement extends the target launch date of the Product from March 31, 2017 to June 30, 2017, provides additional clarity regarding the development plan and budget with respect to the Product and expands the role of the Joint Development Committee (the “JDC”) (comprised of representatives of the Company and Mayne Pharma) with respect to the Product (although the role of the JDC will remain advisory in nature). In addition, pursuant to the Second A&R Supply Agreement, through December 31, 2015, Mayne Pharma will provide certain services to the Company (in accordance with the development plan and Budget for the Product) including to direct clinical programming (subject to the oversight and approval by the JDC and, in certain circumstances, the Board), and to direct the regulatory approval process and intellectual property strategy related to the Product. Any services provided to the Company by Mayne Pharma in this regard will be provided at Mayne Pharma’s expense (other than third party costs agreed to by the Company and Mayne Pharma), and such services will be subject to the prior approval of the Company.

First Amendment to Employment Agreement with Nicholas J. Virca

On the Effective Date, as a condition of closing of the Purchase Agreement, the Company and Virca, the President and Chief Executive Officer of the Company, entered into the First Amendment to Employment Agreement (the “Employment Agreement Amendment”) to amend the terms under which Virca will continue to serve as President and Chief Executive Officer of the Company. The Employment Agreement Amendment amends the terms of that certain Employment Agreement, dated as of June 24, 2014, by and between the Company and Virca (the “Employment Agreement”) principally to redefine Virca’s responsibilities in his present role with the Company, including that Virca will report both to the Board and the JDC, remove a provision from the Employment Agreement requiring an automatic increase of Virca’s base salary to $250,000 per year upon achievement of certain funding goals and otherwise update the Employment Agreement in consideration of the A&R Equity Holders Agreement. All other terms of the Employment Agreement remain in full force and effect.

First Amendment to Executive Chairman Agreement with Frank E. O’Donnell, Jr., M.D.

On the Effective Date, as a condition of closing of the Purchase Agreement, the Company and O’Donnell, the current Executive Chairman of the Company, entered into the First Amendment to Executive Chairman Agreement (the “Executive Chairman Amendment”) to amend the terms under which O’Donnell will continue to serve in such capacity and as a director of the Company. The Executive Chairman Amendment amends the terms of that certain Executive Chairman Agreement, dated as of June 24, 2014, by and between the Company and O’Donnell (the “Executive Chairman Agreement”) to clarify the conditions under which O’Donnell may be removed or required to resign from his positions as Executive Chairman and a director of the Company as provided for in the A&R Equity Holders Agreement. All other terms of the Executive Chairman Agreement remain in full force and effect.

Item 3.02. Unregistered Sales of Equity Securities

The information regarding the sale of the Securities set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Purchase Agreement, the Company has covenanted to amend its certificate of incorporation to remove therefrom the provisions requiring a staggered board of directors. On the Effective Date, the Board, and Mayne Pharma and HPLLC, as majority stockholders of the Company, approved such an amendment, which, under the terms of the Purchase Agreement, is required to be formally implemented within 30 days of the Effective Date.

In addition, on the Effective Date, as a condition of the Purchase Agreement and in connection with the A&R Equity Holders Agreement, the Board unanimously approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second A&R Bylaws”). The Second A&R Bylaws amends those certain Amended and Restated Bylaws of the Company previously adopted by the Board on July 18, 2014 in a manner necessary to support the rights of Mayne Pharma under the A&R Equity Holders Agreement. The Second A&R Bylaws:

•	Enable Mayne Pharma to appoint the chairman of any special meeting of the stockholders called by Mayne Pharma pursuant to the A&R Equity Holders Agreement (an “EHA Special Meeting”);

•	Provide separate notice and record date requirements for an EHA Special Meeting as compared to any other special meeting of the stockholders and to require the approval of Mayne Pharma to postpone or adjourn an EHA Special Meeting;

•	Allow stockholders holding a majority of the outstanding shares of Common Stock to call a special meeting of the stockholders (previously, the request of stockholders holding at least sixty six and two-thirds percent [66 2/3%] was required to call a special meeting);

•	Delineate between the ordinary processes and procedures for special meetings of the stockholders of the Company and the processes and procedures for EHA Special Meetings.

•	Delineate between the ordinary nomination of directors and the nomination of any directors in accordance with the provisions in the A&R Equity Holders Agreement;

•	Exclude from the processes and procedures described in the Second A&R Bylaws for any action by consent of the stockholders of the Company written consents of stockholders contemplated in connection with the A&R Equity Holders Agreement;

•	Enable the chairman of the EHA Special Meeting to appoint one or more inspectors to an EHA Special Meeting;

•	Require unanimous approval of the Board to change the number of directors on the Board until the Voting Rights Termination Date;

•	Reflect that any vacancy arising from a removal of a director by Mayne Pharma pursuant to the A&R Equity Holders Agreement shall be filled in accordance with the A&R Equity Holders Agreement.

•	Eliminate the classified Board structure and all references to the same (subject to the filing of a Certificate of Amendment to the Company’s charter, as amended, which is required pursuant to the Purchase Agreement and is expected to occur within 30 days of the Effective Date);

•	Reflect that O’Donnell may be removed pursuant to the A&R Equity Holders Agreement or any other written agreement between O’Donnell and the Company; and

•	Allow for the amendment of the Second A&R Bylaws upon the affirmative vote of a majority of the Common Stock holders (previously sixty six and two-thirds percent [66 2/3%] vote was required) and prevent the Board of Directors, without the written consent of Mayne Pharma, from amending any provision of the Second A&R Bylaws that would impair or diminish the Parties rights as described in the A&R Equity Holders Agreement.

The preceding is a summary of the material changes in the Amended and Restated Bylaws and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

3.1	Second Amended and Restated Bylaws of the Company

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the results (i) of the Company’s commercial partnership with Mayne Pharma and (ii) clinical trials for and of regulatory review of SUBA™-Itraconazole) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2015	HEDGEPATH PHARMACEUTICALS, INC.

	By:	/s/ Nicholas J. Virca
Name: Nicholas J. Virca
Title: President and CEO